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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 --------------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                August 21, 2000
               Date of Report (Date of Earliest Event Reported)


                              CAREERBUILDER, INC.
            (Exact name of Registrant as specified in its charter)


             DELAWARE                 000-25949            54-1779164
   ----------------------------    ----------------    ------------------
   (State or Other Jurisdiction    (Commission File       (IRS Employer
        of Incorporation or             Number)        Identification No.)
           Organization)



    10780 Parkridge Boulevard, Suite 200, Reston, Virginia    20191
    ------------------------------------------------------  ----------
           (Address of Principal Executive Office)          (Zip Code)

                                 703-259-5500
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

     On August 21, 2000, CB Acquisition Corp. ("Purchaser"), a Delaware corporation and a wholly owned subsidiary of Career Holdings, Inc. ("Acquisition Company"), a Delaware corporation jointly controlled by Tribune Company, a Delaware corporation, and KnightRidder.com, a Delaware corporation, accepted for purchase and payment pursuant to the Purchaser's Offer to Purchase, dated as of July 25, 2000 (the "Offer"), all shares of common stock, par value $0.001 per share (the "Shares"), of CareerBuilder, Inc. (the "Company") which were validly tendered and not withdrawn as of the expiration of the Offer at 12:00 midnight, New York City Time, on August 21, 2000, at a purchase price of $8.00 per Share.

     Based on information provided by American Stock Transfer & Trust Company, the depositary for the Offer, 23,415,389 Shares (including 3,063,543 Shares tendered pursuant to notices of guaranteed delivery), or approximately 98% of the Shares available to be tendered, were validly tendered pursuant to the Offer and not withdrawn.

     Pursuant to the terms of an Agreement and Plan of Merger, dated as of July 16, 2000 (the "Merger Agreement"), by and among the Company, Acquisition Company and Purchaser, the Offer will be followed by a merger between the Company and Purchaser (the "Merger"). Pursuant to the Merger, the stockholders of the Company who did not tender their Shares in the Offer and who do not seek appraisal of their Shares pursuant to the applicable provisions of Delaware law will have their Shares converted into the right to receive the same $8.00 per Share. The Merger is expected to be consummated on or before August 25, 2000.

     A copy of the press release issued in connection with the acceptance by the Purchaser of Shares pursuant to the Offer is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     No          Description
     --          -----------

     99.1 Text of Press Release issued by Career Holdings, Inc. on August 22, 2000 (incorporated herein by reference to Exhibit (a)(1)(J) to Amendment No. 6 to the Schedule TO filed on August 22,
                 2000).
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2000

                 CAREERBUILDER, INC.



                 By: /s/ James A. Tholen
                    ------------------------------------
                  Name: James A. Tholen
                  Title: Senior Vice President and Chief Financial Officer
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                                 EXHIBIT INDEX


EXHIBIT
  NO.            DESCRIPTION
-------          -----------

 99.1 Text of Press Release issued by Career Holdings, Inc. on August 22, 2000 (incorporated herein by reference to Exhibit (a)(1)(J) to Amendment No. 6 to the Schedule TO filed on August 22, 2000).